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                                                                    EXHIBIT 10.1

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made an entered into this 31st day of January, 1995, by and between Gary A. Rosen, in his capacity as Bankruptcy Trustee for Flying A Communications, Inc., a corporation and general partner of Flying A Communications Limited Partnership, Debtor ("Seller"), and Paxson Communications Corporation, a Delaware corporation ("Buyer").

                              W I T N E S S E T H

         WHEREAS, Seller has been appointed by the United States Bankruptcy Court for the Norther District of West Virginia (the "Court") as the trustee of the business and assets of Flying A Communications Limited Partnership, permittee and operator of Station WYVN(TV), Martinsburg, West Virginia (the "Station");

         WHEREAS, Buyer desires to acquire and Seller desires to sell to Buyer all property associated with the Station in Seller's possession and to secure an assignment of the Station permit and other authorizations issued by the Federal Communications Commission ("FCC") for the operation of the Station (hereinafter referred to as "FCC Authorizations");

         WHEREAS, the Court has, by Order dated January 30, 1995, approved the sale of Station from Seller to Buyer; and

         WHEREAS, the FCC Authorizations may not be assigned to Buyer without the prior written consent of the FCC;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties intending to be legally bound agree as follows:

         1.      Definitions.     Unless otherwise stated in this Agreement,
the following terms shall have the following meanings:

                 1.1. "Assignment Application" refers to the application that Seller and Buyer will jointly file with the FCC requesting its written consent to the assignment of FCC Authorizations from Seller to Buyer;

                 1.2. "Modification Application" refers to the application that Seller filed on January 18, 1995 to extend the completion date of the Station's construction permit beyond January 22, 1995;

                 1.3.     "Closing Date" means:

                          1.3.1.  At 10:00 a.m. on the fifth business day
following the date upon which the FCC's grant of both the Assignment
Application and the Modification Application become "Final Orders" as defined in Paragraph 1.5; or
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                          1.3.2.  At such time as the parties agree to close on
the sale after the FCC grants the Assignment Application and Modification Application;

                 1.4. "Closing Place" means the offices of Gary A. Rose, One Church Street, Suite 802, Rockville, Maryland 20850, or such other place as the parties may mutually agree to in writing; and

                 1.5. "Final Order" means that the Commission's grant of this consent and approval of the Assignment Application and Modification Application are no longer subject to reversal, stay, injunction or set aside, whether by FCC staff action or protest by the public, and with respect to which no timely request for stay, reconsideration, review, rehearing or notice of appeal are pending and as to which the time for filing any such request, petition or notice of appeal, or for review by the FCC on its motion, has expired.

         2.      Assets to be Conveyed.    Subject to the terms and upon
satisfaction of the conditions included in this Agreement, on the Closing Date, at the Closing Place, Seller will sell, assign, convey, transfer and deliver to Buyer its instruments of conveyance in form reasonably satisfactory to Buyer and Buyer shall purchase and accept the assignment of the following (collectively, the "Station's Assets"):

                 2.1 The FCC Authorizations as listed in Exhibit A, including all of Seller's right, title and interest in and to the call letters "WYVN";

                 2.2 All of the fixed and tangible personal property listed in Exhibit B;

                 2.3 Such files, records and logs that pertain to the operation of the Station and that are in Seller's possession.

         3.      Purchase Price and Method of Payment.

                 3.1 Purchase Price. The aggregate Purchase Price (the "Purchase Price") to be paid to Seller by Buyer hereunder shall be Four Hundred and Twenty-Five Thousand Dollars ($425,000);

                 3.2      Method of Payment.       The Purchase Price shall be
paid by Buyer to Seller at Closing, at the direction of Seller, either in cash, cashier's check or wire transfer of federal funds.

         4. Representations and Warranties of Seller. Buyer understands that the property being sold and conveyed under this Agreement is distressed property which, with the exception of the FCC Authorizations, is the subject of a bankruptcy proceeding in the Court. Buyer acknowledges that the Station is dark and has not been in operation since April, 1994. The Seller's knowledge and understanding of the conditions and extent of the Station's Assets arises only by virtue of its appointment in the proceeding as trustee of the Station. Accordingly, the





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Seller, as the trustee, makes only the following representations and warranties:

                 4.1. Appointment in Capacity. Seller represents that he has been appointed to his office pursuant to an Order issued by the Court on April 11, 1994; since that date, Seller has, at all times, served as trustee of the Station's Assets and Seller, as trustee, with the approval of the Court and the FCC, can take such actions as he deems appropriate with regards to the disposition of the Station's Assets.

                 4.2.     Authorization.   All necessary action to duly approve
the execution, deliver and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken by Seller pursuant to the Court's Order and this Agreement constitutes a valid and binding agreement of Seller enforceable in accordance with its terms.

                          4.2.1.  Seller, as trustee, is the permittee of the
Station as reflected in the Commission's June 17, 1994 Public Notice announcing grant of the application assigning the WYVN construction permit from David H. Sevasten, former trustee, to Seller and is fully qualified to sell the Station to Buyer; a copy of such authorization (FCC Form 732) is set forth at Exhibit C.

                          4.2.2.  The Seller will validly hold the FCC
Authorizations shown in Exhibit A. Seller shall not, prior to Closing, cause or permit, by any act or failure to act, the FCC Authorizations to expire or to be revoked, suspended, or modified or take any action that could cause the FCC to institute proceedings for the suspension, revocation or adverse modification of the FCC Authorizations.

                          4.2.3.  The FCC was duly notified by letter dated
April 7, 1994 that the Station had suspended broadcast operations.

                          4.2.4.  Because Station currently has no employees
and no advertising contracts, Buyer is not obligated to assume any liability whatsoever arising from the employment of the Station's employees and is hereby held harmless with respect to the performance of any advertising or other contracts entered into prior to the Closing Date.

                 4.3      Condition of Assets.     The Station's Assets,
notwithstanding anything herein to the contrary, are being sold and conveyed what, where and "as is" on the Closing Date, and, except for the warranty set forth in this section, Seller hereby disclaims all expressed and implied warranties with respect to the Station's Assets and disclaims all warranties of title, merchantability and fitness for any particular purpose with respect to the Station's Assets.

                 4.4      Litigation.      No judgement is issued or
outstanding against Seller, nor is any litigation, action, suit, judgment, proceeding or investigation pending or outstanding before any form, court or governmental body, department or agency of any kind, to which Seller is a party, which has the stated purpose or the probably effect of enjoining or preventing the consummation of this Agreement or the transactions contemplated hereby or to recover damages





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by reason thereof, which questions the validity of any action taken or to be taken pursuant to or in conjunction with this Agreement, or which would prevent Seller from consummating the transactions contemplated hereunder. In the event of the commencement of any such proceeding against Seller, Seller shall use its reasonable and best efforts to effect removal or dismissal thereof within 30 days.

         5.      Buyer's Representations and Warranties.    Buyer represents
and warrants to Seller as follows:

                 5.1.     Organization and Standing.        The Buyer is now
and on the Closing Date will be duly constituted validly existing corporation under the laws of the State of Delaware. Buyer has all necessary power to enter and perform this Agreement. Buyer is fully qualified, to the best of its knowledge, under FCC regulations to own and operate the Station.

                 5.2      Authorization.   All necessary action to duly approve
the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken by Buyer and this Agreement constitutes a valid and binding agreement to Buyer enforceable in accordance with its terms.

                 5.3 Qualifications of Buyer. Buyer, to the best of Buyer's knowledge, is legally and financially qualified to be the assignee of the FCC Authorizations and its is not engaged in any proceedings with the FCC which would prevent the sale contemplated herein.

                 5.4      Litigation.      No judgement is issued or
outstanding against Buyer nor is any litigation, action, suit, judgment, proceeding or investigation pending or outstanding before any forum, court or governmental body, department or agency of any kind, or to the knowledge of Buyer threatened, to which Buyer is a party, which has the stated purpose or the probable effect of enjoining or preventing the consummation of this Agreement or the transactions contemplated hereby or to recover damages by reason thereof, which questions the validity of any action taken or to be taken pursuant to or in conjunction with this Agreement, or which would prevent Buyer from being qualified to be the assignee of Station's FCC Authorizations or from consummating the transactions contemplated hereunder. In the event that the commencement of any such proceeding against Buyer, Buyer shall use its reasonable and best efforts to effect removal or dismissal thereof within 30 days.

                 5.5 Absence of Restrictions. The execution, delivery and consummation of this Agreement by Buyer do not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreements, instruments, laws or regulations to which it is subject.

         6.      Covenants of Parties.     Seller agrees on the Closing Date to
transfer, convey, assign and deliver to Buyer the Station's Assets free and clear of all liens, claims, obligations and liabilities, including, without limitation, the claims of any creditors in the pending Chapter 7 bankruptcy proceeding before the Court, and Buyer agrees to deliver the Purchase Price to





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Seller.  Buyer shall have no further obligation to assume or undertake to pay, discharge or perform any other obligation or liability of the Station except as specifically set forth herein.

         7.      Application for Commission Consent and Approval.   Buyer and
Seller shall cooperate in the preparation and filing of an Assignment Application as soon as practicable, but in no event later than ten business days after the date of this Agreement. The parties will take all steps as may be necessary or proper to prosecute the Assignment Application to a favorable conclusion. Each party shall bear its own costs except that the Commission filing fee for the Assignment Application shall be solely at the Buyer's expense.

         8.      Time for Commission Consent.

                 8.1 In the event that the Commission has not granted the Assignment Application, or if such grant has not become a Final Order, by January 15, 1996, either Buyer or Seller may thereafter terminate this Agreement upon five business days written to the other party, provided that the party desiring to terminate this Agreement is not in default in any manner under the Agreement and has not delayed FCC action on the Assignment Application. In the event of a termination of this Agreement pursuant to this section, each party shall be released from all obligations and liabilities under this Agreement.

                 8.2 The parties by mutual agreement shall extend the deadline for FCC consent for additional 60 day periods if they reasonably determine, in good faith, that the need for extensions is caused by the FCC's need for additional time in which to complete its review.

         9.      Conditions Precedent to Parties' Obligations.      The
obligations of the Seller and Buyer to consummate the transactions contemplated hereby are subject to the fulfillment, prior to an at the Closing Date, of each of the following conditions, none of which may be waived:

                 9.1.     FCC Approval.    The FCC shall have given its written
consent to the Assignment Application and such consent shall have become a Final Order.

                 9.2 Court Approval. The Court shall have entered an order giving its approval to the sale of the Station's assets.

         10.     Conditions Precedent to Buyer's Obligations.       The
obligation of Buyer to consummate the transaction contemplated hereby is subject to Seller's representations and warranties set forth in Section 4 hereof, being true and correct in all material respects to the best of his knowledge.

                 10.1.    Representations and Warranties.   The representations
and warranties of Seller included in this Agreement shall be true and correct in all material respects at and as of the Closing date; and





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                 10.2.    Performance.     Seller shall have in all material
respects performed and complied with all covenants, warranties, agreements and conditions required by this Agreement to be performed or complied with prior to and at the Closing Date.

                 10.3.    Closing Documents.       The due execution and
delivery of all Closing documents by Seller.

                 10.4.    Litigation.      No litigation or governmental
investigation or proceeding of any kind shall be pending as of the Closing Date against the Seller or the Station which would have a material adverse effect on the Station's Assets or the business or operations of the Station after Closing.

                 10.5.    FCC Approval.    The FCC shall have consented to the
assignment of the FCC Authorizations from Seller to Buyer without any material adverse modifications of the terms of any such FCC Authorizations and such consent shall have become a Final Order.

         11.     Conditions Precedent to Seller's Obligations.      The
obligation of Seller to consummate the transaction contemplated hereby is subject to the fulfillment, prior to an at the Closing Date, of each of the following conditions, which may be waived at the sole discretion of Seller by an expressed written waiver:

                 11.1.    Representations and Warranties.   The representations
and warranties of Buyer included in this Agreement shall be true and correct in all material respects at and as of the Closing Date; and

                 11.2.    Performance.     Buyer shall have in all material
respects performed and complied with all covenants, warranties, agreements and conditions required by this Agreement to be performed or complied with prior to and at the Closing Date, including without limitation, Buyer's delivery to Seller of the Purchase Price as required by Section 3.

         12.     Expenses.        All expenses incurred in connection with this
transaction shall be born by the party incurring the expense, except as provided in Section 7 hereof.

         13.     Finders, Consultants and Brokers.          Seller hereby
represents and warrants to Buyer that he has retained the services of Pat Clausen to broker this transaction and that Buyer will not be responsible for payment of his fees in connection with the transactions contemplated by this Agreement.

         14.     Notices.         All notices, demands and requests required or
permitted to be given under the provisions of this Agreement shall be deemed duly give if sent by overnight mail or delivery service, address as follows:

                 (a)      If to Seller:    Gary A. Rosen, Esq.
                                           One Church Street





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                                           Suite 802
                                           Rockville, MD  20850

                 (b)      If to Buyer:     Paxson Communications Corporation
                                           ATTN: William L. Watson, General
                                           Counsel
                                           601 Clearwater Park Road
                                           West Palm Beach, Florida  33401

or any such other addresses as the parties may, from time to time, designate in writing.

         15.     Benefit and Assignment.   This Agreement shall be binding upon
and inure to the benefit of the parties hereto and their respective successors and assigns.

         16.     Other Documents.          The parties shall execute such other
documents as may be necessary and desirable for the implementation and consummation of this Agreement.

         17.     Exhibits.        The exhibits attached to this Agreement shall
be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth therein.

         18.     Construction.    This Agreement shall be governed, construed
and enforced in accordance with the laws of the State of West Virginia.

         19.     Counterparts.    This Agreement may be signed in any number of
counterparts with the same effect as if the signature of each counterpart were upon the same instrument.

         20.     Headings.        The headings of the sections of this
Agreement are inserted as a matter of convenience and for references purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section hereof.

         21.     Entire Agreement; Amendment.      This Agreement and the
Exhibits hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersede all prior negotiations between the parties and can be amended, supplemented or changed only by an agreement in writing which makes specific reference to this Agreement, or any amendment delivered pursuant hereto, as the case may be, and which is signed by the party against whom enforcement of such amendment, supplement or modification is sought.

         22.     Survival of Covenants, Representations and Warranties.
All representations, warranties and covenants included in this Agreement shall survive the Closing Date until the entry of a Final Order in court of competent jurisdiction discharging the Seller as trustee from his duties. All payment obligations shall survive the Closing Date until those obligations are fully and completely discharged.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed





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by the duly authorized representatives on the day and year first above written.

                                      SELLER:

                                      FLYING A COMMUNICATIONS LIMITED
                                      PARTNERSHIP, DEBTOR



                                      By:     /s/ Gary A. Rosen
                                          ------------------------------------
                                              Gary A. Rosen, Trustee

                                      BUYER:

                                      PAXSON COMMUNICATIONS CORPORATION



                                      By:     /s/ Lowell W. Paxson
                                          ------------------------------------





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         IN WITNESS WHEREOF, the parties hereto have duly executed this Asset
Purchase Agreement as of the day and year first above written.


                                           MORTON J. KENT



                                           By:   /s/ Morton J. Kent
                                              ---------------------------------
                                           Name:
                                                -------------------------------

                                           CANTON, INC.



                                           By:     /s/ Morton J. Kent
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:   Chairman
                                                 ------------------------------

                                           WHITEHEAD MEDIA, INC.



                                           By:   /s/ Eddie L. Whitehead
                                              ---------------------------------
                                           Name:     Eddie L. Whitehead
                                                -------------------------------
                                           Title:    President
                                                 ------------------------------



                                           FOR PURPOSES OF SECTION 11.12 HEREOF:

                                           PAXSON COMMUNICATIONS CORP.



                                           By:     /s/ Lowell W. Paxson
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------